Form 10-K, Exhibit 13
period 2003-12-31
Interstar Millennium Series 2003-3G
filed 2004-10-19
CIK 1293680

EXHIBIT 13.1

    NOTEHOLDERS REPORTS FOR THE SEPTEMBER 29, 2003 AND THE DECEMBER 29, 2003
                                 PAYMENT DATES



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending September 19, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2003-3G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2003-3G Trust (the Trust), publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the Notes) pursuant to a registration statement (No. 333-105239) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2003-3G Trust) (Registrant)

Dated: October 21, 2003



                                    By:  /s/ Sam Kyriacou
                                       -----------------------------------------
                                       Name:  Sam Kyriacou
                                       Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

 99.1            Quarterly Noteholders Report Related to the September 29, 2003
                 Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the September 29, 2003 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD $600,000,000.00
first  day after  the  Payment  Date  occurring  during  the                       AUD $900,927,955.79
collection period:                                                      B1 Notes:  USD $25,000,000.00
                                                                                   AUD $37,509,377.34


Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $1,858,666.67
on the Payment Date being 29th September 2003:
                                                                        B1 Notes:  USD $105,916.67


Aggregate  of  principal  payments  to be made in respect to            A2 Notes:  USD $24,356,217.38
each class of notes on the Payment Date being 29th September
2003:
                                                                        B1 Notes:  USD $0.00


Income for the collection period:                                       AUD $16,152,534.69


The Mortgage Principal Repayments for the collection period:            AUD $50,752,004.00


Expenses of the trust for the collection period:                        AUD $15,019,727.69


Aggregate  of all redraws on the  housing  loans made during            AUD $21,253,954.00
the collection period:


Interest  rates  (US all in) applicable for interest period             A2 Notes: 1.3900%
ending 28th December 2003:                                              B1 Notes: 1.8900%

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD $4,321,686.00
the collection period:                                                  Unscheduled:    AUD $46,430,317.00


Aggregate of outstanding balances of housing loans as at the            19 September 2003: AUD $1,167,893,960.00
last of day of the collection period:


Delinquency  and loss statistics with respect to the housing            Loss:
loans as at the last day of the collection period                       Nil
                                                                        Delinquency:
                                                                        0-29     1.67%
                                                                        30-59    0.16%
                                                                        60+      0.06%

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending December 17, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2003-3G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2003-3G Trust (the Trust), publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the Notes) pursuant to a registration statement (No. 333-105239) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On December 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2003-3G Trust) (Registrant)

Dated: January 12, 2004



                                    By:  /s/  Vernon Spencer
                                       -----------------------------------------
                                       Name:  Vernon Spencer
                                       Title: Director

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

 99.1            Quarterly Noteholders Report Related to the December 29, 2003
                 Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the December 29, 2003 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD $583,779,240.00
first  day after  the  Payment  Date  occurring  during  the
collection period:                                                      B1 Notes:  USD $25,000,000.00


Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $2,051,173.22
on the Payment Date being 29th December 2003:
                                                                        B1 Notes:  USD $119,437.50


Aggregate  of  principal  payments  to be made in respect to            A2 Notes:  USD $27,620,417.31
each class of notes on the Payment Date being 29th December
2003:
                                                                        B1 Notes:  USD $0.00


Income for the collection period:                                       AUD $20,063,416.37


The Mortgage Principal Repayments for the collection period:            AUD $79,180,636.00


Expenses of the trust for the collection period:                        AUD $16,815,370.15


Aggregate  of all redraws on the  housing  loans made during            AUD $26,204,235.00
the collection period:


Interest  rates  (US all in) applicable for interest period             A2 Notes: 1.4200%
ending 28th March 2004:                                                 B1 Notes: 1.9200%

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD $1,379,266.00
the collection period:                                                  Unscheduled:    AUD $77,801,370.00


Aggregate of outstanding balances of housing loans as at the            17 December 2003: AUD $1,116,367,308.00
last of day of the collection period:


Delinquency  and loss statistics with respect to the housing            Loss: Nil
loans as at the last day of the collection period
                                                                        Delinquency:
                                                                        0-29     1.88%
                                                                        30-59    0.42%
                                                                        60+      0.22%

                                  Page 1 of 1