Form 10-K, Exhibit 13
period 2004-12-31
Interstar Millennium Series 2003-3G
filed 2005-03-24
CIK 1293680

EXHIBIT 13.1

NOTEHOLDERS REPORTS FOR THE MARCH 29, 2004, JUNE 28, 2004, SEPTEMBER 27, 2004
                     AND THE DECEMBER 29, 2004 PAYMENT DATES

                                                                    Exhibit 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 13, 2004
                                                          --------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-3G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-105239                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-3G Trust (the "Trust") , publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the "Notes") pursuant to a registration statement (No. 333-105329) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On March 29, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    March 29, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-3G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: April 13, 2004

                             By: /S/ SAM KYRIACOU
                                ------------------------------------------------
                             Name:   Sam Kyriacou
                             Title:  Chief Executive Officer

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the March 29, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the March 29, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $556,158,822.69
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $25,000,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $1,996,301.22
notes on the payment date
                                                         B1 Notes:         USD $121,333.33
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $27,433,371.59
to each class of notes on payment date being 29th
March 2004                                               B1 Notes;         USD $0.00
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $20,579,173.61
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $71,835,687.00
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $17,778,771.81
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $20,355,687.00
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:         1.3600%
ending 28th June 2004                                    B1 Notes:         1.8600%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled         AUD $1,141,226.00
during the Collection period                             Unscheduled       AUD $70,694,461.00
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         19 March 2004:    AUD $1,064,887,308.00
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           1.91%
period                                                                    30-59          0.61%
                                                                          60+            0.40%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 13, 2004
                                                          --------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-3G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-105239                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-3G Trust (the "Trust") , publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the "Notes") pursuant to a registration statement (No. 333-105329) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On March 29, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On June 28, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    June 28, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-3G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: July 13, 2004

                             By: /S/ SAM KYRIACOU
                                ------------------------------------------------
                             Name:   Sam Kyriacou
                             Title:  DIRECTOR

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the June 28, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the June 28, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $528,725,457.45
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $ 25,000,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $1,817,640.63
notes on the payment date
                                                         B1 Notes:         USD $117,541.67
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $32,617,380.00
to each class of notes on payment date being 28th
June 2004                                                B1 Notes;         USD $0.00
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $19,776,649.35
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $80,472,628.00
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $16,988,119.38
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $19,264,627.00
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:     1.83625%
ending 26th September 2004                               B1 Notes:     2.33625%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled          AUD $1,111,139.00
during the Collection period                             Unscheduled        AUD $79,361,489.00
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         17 June 2004:      AUD $1,003,679,307.00
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29      1.78%
period                                                                    30-59     0.65%
                                                                          60+       0.61%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) October 12, 2004
                                                          ----------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-3G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-105239                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-3G Trust (the "Trust") , publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the "Notes") pursuant to a registration statement (No. 333-105329) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On March 29, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On June 28, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On September 27, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    September 27, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-3G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: October 12, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the September 27, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the September 27, 2004 Distribution

-------------------------------------------------------  ------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $496,108,077.44
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $ 25,000,000.00
-------------------------------------------------------  ------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $2,302,751.10
notes on the payment date
                                                         B1 Notes:         USD $147,638.02
-------------------------------------------------------  ------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $33,978,900.00
to each class of notes on payment date being 27th
September 2004                                           B1 Notes;         USD $0.00
-------------------------------------------------------  ------------------------------------------

Income for the collection period                         AUD $18,637,698.35
-------------------------------------------------------  ------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $81,472,628.00
-------------------------------------------------------  ------------------------------------------

Expenses of the trust for the period                     AUD $15,908,483.22
-------------------------------------------------------  ------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $17,749,419.00
-------------------------------------------------------  ------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:     2.20000%
ending 29th December 2004                                B1 Notes:     2.70000%
------------------------------------------------------- ------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled           AUD $1,188,587.00
during the Collection period                             Unscheduled         AUD $80,323,821.00
------------------------------------------------------- ------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         19 September 2004:  AUD $939,916,318.00
------------------------------------------------------- ------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29      1.75%
period                                                                    30-59     0.55%
                                                                          60+       0.79%
-------------------------------------------------------  -----------------------------------------

                                                                    EXHIBIT 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) December 29, 2004
                                                          -----------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-3G Trust)
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-105239                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 10, 101 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On July 9, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-3G Trust (the "Trust") , publicly issued US$600,000,000 of Class A2 Mortgage Backed Floating Rate Notes due September 2035 and US$25,000,000 of Class B1 Mortgage Backed Floating Rate Notes due September 2035 (the "Notes") pursuant to a registration statement (No. 333-105329) declared effective on June 27, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On September 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 29, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On March 29, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On June 28, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On September 27, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 29, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    December 29, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-3G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-3G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: January 7, 2005

                             By:    /S/ ANDREW TWYFORD
                                ------------------------------------------------
                                Name:   Andrew Twyford
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the December 29, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2003-3G TRUST

   Quarterly Noteholders Report Related to the December 29, 2004 Distribution

-------------------------------------------------------  ------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:         USD $462,129,177.45
at the first day after the payment date occurring
during the collection period                             B1 Notes:         USD $ 25,000,000
-------------------------------------------------------  ------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:         USD $2,626,434.16
notes on the payment date
                                                         B1 Notes:         USD $174,375.00
-------------------------------------------------------  ------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:         USD $31,026,540.00
to each class of notes on payment date being 29th
December 2004                                            B1 Notes;         USD $0.00
-------------------------------------------------------  ------------------------------------------

Income for the collection period                         AUD $17,752,825.75
-------------------------------------------------------  ------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $70,704,733
-------------------------------------------------------  ------------------------------------------

Expenses of the trust for the period                     AUD $15,106,750.04
-------------------------------------------------------  ------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $12,481,992
-------------------------------------------------------  ------------------------------------------

Interest rates (US all in) applicable for period         A2 Notes:     2.79875%
ending 29th March 2005                                   B1 Notes:     3.29875%
------------------------------------------------------- ------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled           AUD $1,491,205
during the Collection period                             Unscheduled         AUD $69,213,528
------------------------------------------------------- ------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         19 September 2004:  AUD $881,693,577
------------------------------------------------------- ------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29      1.53%
period                                                                    30-59     0.60%
                                                                          60+       0.74%
-------------------------------------------------------  -----------------------------------------